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                               ARTHUR ANDERSEN LLP





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report, dated November 1, 1995, included in this Form 10-K, into Peoples Energy Corporation's previously filed Registration Statement File Nos. 2-82760, 2-88307, 33-6369 and 33-63193.



                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP




Chicago, Illinois,

December 21, 1995